UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                          FLANIGAN'S ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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2)   Aggregate number of securities to which transaction applies:

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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                          FLANIGAN'S ENTERPRISES, INC.

                              5059 N.E.18TH Avenue
                         Fort Lauderdale, Florida 33334


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 22, 2002

                            Fort Lauderdale, Florida
                                January 22, 2002



To the Stockholders of Flanigan's Enterprises, Inc.

               Please take notice that the Annual Meeting of Stockholders of Flanigan's Enterprises, Inc. (the "Company") will be held on Friday, February 22, 2002, at 10:00 A.M., at its corporate headquarters, 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334 to consider and act upon the following matters:

               (1) To elect three directors of the Company to hold office until the year 2005 Annual Meeting;

               (2) To transact such other business as may properly come before the meeting.

    Details relating to these matters are set forth in the attached proxy statement. Stockholders of record at the close of business on January 14, 2002, will be entitled to vote at the meeting.

    The Company invites each stockholder to attend the meeting in person. However, whether or not you expect to be present, your cooperation in promptly signing and returning the enclosed proxy in the envelope provided will be appreciated. Regardless of the number of shares you own, your vote is important. If you are present and vote in person at the meeting, the proxy will not be used.

     The Board recommends and requests a vote "FOR" the three nominees to the Board of Directors.





                                             FLANIGAN'S ENTERPRISES, INC.



                                             /s/ Edward A. Doxey,
                                             --------------------
                                             Edward A. Doxey, Secretary

                          FLANIGAN'S ENTERPRISES, INC.

                              5059 N.E.18TH Avenue
                         Fort Lauderdale, Florida 33334

                                 PROXY STATEMENT
                                January 22, 2002




                         ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement is furnished in connection with the solicitation by the management of Flanigan's Enterprises, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Friday, February 22, 2002, at 10:00 A.M. at its corporate headquarters, 5059 N.E. 18th Avenue, Fort Lauderdale, Florida, 33334 or at any adjournment of such meeting.

     Stockholders of record as of the close of business on January 14, 2002 are entitled to vote at the meeting. On that date there were outstanding 1,994,873 shares of Common Stock ($.10 par value) of the Company, with each entitled to one vote.

     The Company's Annual Report (including the Form 10-KSB filed with the Securities and Exchange Commission) for the fiscal year ended September 29, 2001 is enclosed.

     The accompanying proxy is revocable by the stockholders at any time before it is exercised. Any stockholder attending the meeting may vote in person whether or not a proxy was previously signed. Unless revoked, properly executed proxies will be voted in accordance with specifications therein. Proxies with no specifications will be voted in favor of all proposals. There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the meeting.

     Solicitation of proxies is to be made by use of the mails, and in addition, may be made by directors, officers and regular employees of the Company, either personally or by telephone. The cost of the solicitation will be borne by the Company, including reimbursement of brokerage firms and other custodian or nominees for reasonable expenses incurred in distributing these proxy materials to their beneficiaries.

PROPOSAL ONE:

                              ELECTION OF DIRECTORS

     The By-Laws of the Company provide for a Board of Directors which shall consist of three classes of directors of three directors each. Three directors are to be elected to replace those of the class whose terms expire this year. The three directors to be elected at the annual meeting shall serve for a three-year term expiring in 2005 and until their respective successors are elected and qualified.

     Shares of stock represented by valid proxies received in time for the meeting will be voted for the election of the nominees listed below. It is not anticipated that any of the nominees will be unavailable for election as a director, but in case any of the nominees should become unavailable, the proxies will be voted for such substitute as shall be designated by the Board of Directors. William Patton has been a director since 1990, Germaine M. Bell has been a director since 1984 and Patrick J. Flanigan has been a director since 1991.

                              DIRECTORS ELECT
                                                                                            Shares of
                                                                                          Common Stock
                         Principal Occupation for the                                     Beneficially
                         Last Five Years and Certain                       Director       Owned as of        Percent
Name                     Other Directorships                      Age      Since        January 14, 2002     of Class
----                     ----------------------------             ---      -------     ------------------    --------

Term Ending 2005

William Patton           Vice President of Community               79        1990             15,498             *

                         Relations since 1981, prior thereto
                         Vice President Lounge Operations

Germaine M. Bell         Former Assistant Secretary                69        1984
                          of the Company

Patrick J. Flanigan      President of B.D. 43 Corporation          41        1991             82,000(2)         4.1
                         a Franchisee since 1985. President
                         of B.D.15 Corp., General Partner of
                         CIC Investors #15, a Franchisee
                         since 1997




                DIRECTORS CONTINUING IN OFFICE AFTER THE MEETING



                              DIRECTORS ELECT
                                                                                            Shares of
                                                                                          Common Stock
                         Principal Occupation for the                                     Beneficially
                         Last Five Years and Certain                       Director       Owned as of        Percent
Name                     Other Directorships                      Age      Since        January 14, 2002     of Class
----                     ----------------------------             ---      -------      -----------------    --------

Term Ending 2003

Charles E. McManus       Certified Manufacturing Engineer          87        1982             22,924            1.1
                         And Independent Sales Representative
                         For Food Service Equipment Co.,
                         Baltimore, MD, associated with
                         Preferred Food Purveyors, Inc.,
                         Baltimore, MD.



                                       2






                              DIRECTORS ELECT
                                                                                            Shares of
                                                                                          Common Stock
                         Principal Occupation for the                                     Beneficially
                         Last Five Years and Certain                       Director       Owned as of        Percent
Name                     Other Directorships                      Age      Since        January 14, 2002     of Class
----                     ----------------------------             ---      -------     ------------------    --------
James G. Flanigan -      Vice President of Twenty Seven Birds      37        1991             139,700(1)(3)     7.0
                         Corporation , a Franchisee since 1985

Edward A Doxey           Chief Financial Officer and Secretary     60        1998               9,684(7)         *


Term Ending 2004

Joseph G. Flanigan       Chairman of the Board                     72        1960             481,269(4)       24.1
                         President and Chief Executive
                         Officer of the Company

Jeffrey D.Kastner        Principal, law firm of Jeffrey D.         48        1985          427,500(5)(6)       21.4
                         Kastner,P.A. since 1985, and
                         General Counsel  and Assistant
                         Secretary of the Company

Mike Roberts             Beverage Marketing & Sales                63        2001
                         Consultants of The Action Group


                         Total shares beneficially owned by all
                         directors and executive officers as a
                         Group (nine in number).                                              947,975(6)       47.5
                         * Less than 1%

--------------------------------------------------------------------------------

(1)  James G. and Patrick J. Flanigan are the sons of the Chairman of the Board

(2) Includes 76,600 shares owned by a trust of which Patrick J. Flanigan is one of three trustees and a beneficiary, 1,000 shares owned by his spouse, 400 shares owned by his spouse as custodian for his children and 4,000 shares owned by a trust for his children and of which he is the trustee.

(3) Includes 76,600 shares owned by a trust of which James G. Flanigan is one of the three trustees and a beneficiary, 400 shares owned as custodian for his children, 4,600 shares owned by his spouse and 4,000 shares owned by a trust for his children and of which he is the trustee.

(4) Includes 76,600 shares owned by a trust of which the spouse of the Chairman of the Board is one of the three trustees and 2,400 shares owned by grandchildren of the Chairman of the Board.

(5) Includes 383,000 shares owned equally by five trusts of which Jeffrey D. Kastner is one of three trustees. The five trusts include the trusts of Patrick J. Flanigan (See Note (2) above), James G. Flanigan (See Note (3) above), and the trust of which the spouse of the Chairman of the Board is one of three trustees (See Note (4) above) and the 76,600 shares owned by each trust.

(6)  Includes  229,800 shares owned equally by the three trusts of which Jeffrey
     D. Kastner is one of the three trustees. The 76,600 shares owned by each of the trusts of Patrick J. Flanigan (See Note (2) above) and James G. Flanigan (See Note (3) above) are included in the calculation of beneficial stock ownership of those individuals only. The 76,600 shares of stock owned by a trust of which the spouse of the Chairman of the Board is one of three trustees is not included, as that stock is already included in the calculation of beneficial ownership of Jeffrey D. Kastner. The 400 shares owned by Patrick J. Flanigan, as custodian for his children, and the 400 shares owned by James G. Flanigan, as custodian for his children, are not included, as that stock is already included in the calculation of beneficial ownership of the Chairman of the Board.

(7)  Includes 120 shares owned by his daughter, and 100 by his grandchild.

     The Board of Directors met four times during the past fiscal year and each director attended at least three of those meetings of the Board and its committees. Each director who is not a full time employee of the Company receives an annual director's fee of $5,000 plus $250 for attendance at each Directors Meeting and Audit Committee Meeting.


                 BOARD OF DIRECTORS, COMMITTEES AND NOMINATIONS

     The principal committee of the Board of Directors is the Audit Committee. The functions of this committee include recommending the engaging and
discharging  of  the  Company's   independent   auditors,   reviewing  with  the
independent auditors the plan and results of the audit engagement, approving professional services provided by the independent auditors prior to the performance of such services, reviewing the range of audit and non-audit fees and reviewing the adequacy of the Company's system of internal accounting controls. The Audit Committee held one meeting during the past fiscal year. The members of the Audit Committee for fiscal year 2001 were Charles McManus, Germaine Bell and Mike Roberts.

     While there is no nominating committee, the entire Board selects nominees for election as directors and considers the performance of directors in determining whether to nominate them for re-election. In performing these functions, the Board considers any stockholder recommendations with respect to the composition of the Board. Any recommendation by a stockholder of a proposed candidate must be in writing, accompanied by a description of the proposed nominee's qualification and other relevant biographical information together with the consent of the proposed nominee to serve. The recommendation should be directed to the Board of Directors, Attention: Secretary, Flanigan's Enterprises, Inc., 5059 N.E. 18th Avenue. Fort Lauderdale, Florida 33334.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
                                SET FORTH HEREIN.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company during the fiscal year ended September 29, 2001 to all of the Company's executive officers whose aggregate direct re-numeration exceeded $60,000, and to all executive officers as a group.


                               COMPENSATION TABLE

Name and Principal Position      Annual Compensation    Other Compensation(1)(2)
---------------------------      -------------------    ------------------------
Joseph G. Flanigan, (3)(4)(5)         $355,000                    $38,000
Chairman of the Board,
Chief Executive Officer
and President

Jeffrey D. Kastner,                    131,000
Assistant Secretary
and General Counsel

Edward A. Doxey                        116,000
Chief Financial Officer

Others (one in number)                  42,000                      8,000
                                      --------                    -------

All Executive Officers
As a group (four in number) (6)       $644,000                    $46,000

------------------------------------

(1) This table does not include incidental personal benefits of a limited nature. Although the amount of such benefits and extent to which they are related to job performance cannot be ascertained specifically, the Company has concluded that the aggregate amount does not exceed the lesser of $25,000 or 10% of the cash compensation disclosed above for any one person or all executive officers as a group.

(2)  Represents value of premium paid by the Company for life insurance.

(3) One June 3, 1987, the Company entered into an Employment Agreement with Joseph G. Flanigan effective January 1, through December 31, 1988 and subject to one year extensions unless either the Company or such executive shall have delivered a notice that the term will not be extended. This Agreement was approved by the Bankruptcy Court in the Company's reorganization proceedings and was ratified by stockholders at the Company's 1988 annual meeting (83% of the stockholders voting ratified the Agreement). Mr. Flanigan receives a base salary of $150,000. From 1988 until September 28, 1996 Mr. Flanigan participated in a profit sharing program based on the Company exceeding certain financial projections. For the fiscal year ended September 28, 1996 no bonus was earned under the Agreement. At the Company's 1997 annual meeting, the stockholders approved a modification to the Agreement to provide that during the period of Mr. Flanigan's employment, the Company will pay Mr. Flanigan in addition to his base salary an amount equal to fifteen percent of the annual income of the Company, before income taxes, in excess of $650,000, excluding extra-ordinary items. For the fiscal year ended October 3, 1998 a bonus of $116,000 was earned, of which the sum of $30,000 was refused by Mr. Flanigan to offset the compensation paid to other executive officers. For fiscal year ended Oct. 2, 1999, a bonus of $165,000 was earned. For fiscal year ended September 30, 2000, a bonus of $150,000 was earned and for fiscal year ended September 29, 2001 a bonus of $205,000 was earned. The Agreement further provides that in the event of termination, the Chairman of the Board would be entitled to a maximum payment of $450,000.

     During fiscal year 1996, (prior to December 30, 1995), Mr, Flanigan exercised the option to purchase 93,092 shares of the Company's common stock, pursuant to the Employee Agreement, at $0.875 per share. The option price in the Employment Agreement had been reduced to $ 0.875 per share in December, 1989 and approved at the Company's 1990 Annual Meeting.

     The Employment Agreement further provides that in the event of a "change in control" of the Company, the term of the Agreement will continue for a period of three years thereafter, provided that any damages due Mr.
     Flanigan as a result of a change in control of the Company will be subordinate to the claims of the secured creditors in the Company's bankruptcy proceedings, whose damages would also be due in full. In the event of termination, Mr. Flanigan would be entitled to a maximum of $450,000.

(4) During the quarter ended March 28, 1992, the Board of Directors approved issuance of additional options to Joseph G. Flanigan to purchase up to 46,450 shares of the Company's common stock. The exercise price of $2.25 equaled the fair market value on the date of issuance. By written
     Resolution, dated January 12, 1994, the Board of Directors approved an amendment to the stock option granted Joseph G. Flanigan increasing the amount of the option price to $6.50 per share, which reflected in excess of 110% of the per share price of the Company's stock as of the close of business on January 12, 1994. The expiration date of the stock option was also extended through February 27, 2002. This action was approved by the stockholders at the Company's 1994 Annual Meeting. During fiscal year 1999, Mr. Flanigan exercised the option to purchase 19,838 of the Company's common stock at the option price of $3.25 (adjusted for stock split on April 1, 1999). During the first quarter of fiscal year 2002, Mr. Flanigan exercised the option to purchase 72,395 of the Company's common stock at the option price of $3.25 (adjusted for stock split on April 1, 1999).

(5) At the Company's 1997 Annual Meeting, the stockholders approved a modification to the Employment Agreement which granted Mr. Flanigan the option to acquire 4.99% of the amount of common stock of the Company outstanding as of the date of exercise, but not less than 45,250 shares at the option price of $4.95 per share. The expiration date of the stock option was December 31, 2001. During fiscal year 1999, Mr. Flanigan exercised the option to purchase 27,840 shares of the Company's common stock at the option price of $4.95 per share.

(6)  See "Related Party Transactions."

                           RELATED PARTY TRANSACTIONS

     In fiscal year 2001, Walter L. McManus, Sr., former Vice Chairman,, (together with his children; Castlewood and Co., a family owned Maryland partnership; and Castlewood Realty Company, Inc., a family owned Maryland Corporation) received an aggregate of $242,819 from the Company in lease rentals for three locations where they leased to the Company the land or building. The Company owed agreed to lease rejection damages of $15,896 to companies controlled by the former Vice Chairman of the Board, which are included in and payable pursuant to the Company's Plan of Reorganization.

     Members of Mr. Flanigan's family purchased four units sold to them on a franchise basis in prior years. The terms of these sales were similar to one or more of the Company's other franchise sales. The Company had no accounts receivable from parties related to Mr. Flanigan at year-end.

     During fiscal 1990, Mr. Flanigan acquired a 33.33% interest in one unit sold to his family on a franchise basis in prior years. Mr. James G. Flanigan, a member of the Board of Directors of the Company, is also a 33.33% owner of this unit and is the manager of the day-to-day operation of the same. The Company assigned the Lease Agreement for this unit to the franchisee, and vacated the sublease agreement which had been a part of the franchise purchase. With this transaction, the franchisee becomes responsible for all rent due under the Lease Agreement. Under the new Franchise Agreement the Company receives the royalty fees only.

     During fiscal 1990, Mr. Flanigan also became a 50% owner of a corporation which assumed management of the day-to-day operation of another unit sold to his family on a franchise basis in prior years. Mr. Flanigan became involved in the day-to-day operation of this unit during fiscal year 1995 on a limited basis.

     During fiscal year 1992, one unaffiliated franchisee expressed an interest in selling his unit or returning it to the Company pursuant to the terms of its Franchise Agreement and related documents. As a result of the substantial investment necessary to upgrade and renovate this unit, an affiliated group of investors formed a Subchapter S corporation and purchased this unit from the franchisee. The shareholder interest of all officers and directors represents 40% of the total invested capital. The shareholder interest of the Chairman's family represents an additional 50% of the total invested capital. The Company receives the increased royalties provided for in the new Franchise Agreement executed during fiscal year 1996. During the first quarter of fiscal year 1999, the Company purchased the right to manage the restaurant for this franchisee from an unrelated third party pursuant to an existing Management Agreement. The terms of the Management Agreement were not modified.

      During fiscal year 1995, three of the four franchises purchased by members of Mr. Flanigan's family in prior years, whose Franchise Agreements expired during fiscal year 1995 executed the Company's new Franchise

Agreement for the continued operation of their restaurants under the "Flanigan's Seafood Bar and Grill" service mark or other service marks approved by the Company . During fiscal year 1996, the Company's Franchise Agreement with a member of Mr. Flanigan's family expired and the Company declined to offer the franchisee the option of executing its new franchise agreement.

     During the third quarter of fiscal year 1997, a related party who is a member of the Board of Directors of the Company and a member of Mr. Flanigan's family formed a limited partnership to own a certain franchise in Fort Lauderdale, Florida, through which it raised the necessary funds to renovate the restaurant. The related party paid the Company $150,000 to approve his purchase of this franchise and for the Company to relinquish its right to act as manager of the franchise. As a result of this transaction, the Company received a promissory note in the original principal amount of $100,000 which was paid in full during fiscal year 1999. The Company is a twenty-five percent limited partner in the franchise The limited partnership interest of all officers and directors represents 48.75% of the total invested capital. The limited partnership interest of the Chairman's family represents an additional 2.50% of the invested capital.

     During the fourth quarter of fiscal year 1997, the Company formed a limited partnership and raised funds through a private offering to purchase the assets of a restaurant in Surfside, Florida, and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on March 6, 1998. The Company acts as general partner of the limited partnership and is also a 42% limited partner. The limited partnership interest of all officers and directors represents 23.20% of the total of the invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 8.80% of the invested capital.

     During the fourth quarter of fiscal year 1998, the Company formed a limited partnership and raised funds through a private offering to purchase the assets of a restaurant in Kendall, Florida and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on April 4, 2000. The Company as general partner of the limited partnership is also a 40% limited partner. The limited partnership interest of all officers and directors represents 13.8% of the total of the invested capital. The limited partnership interest of the Chairman's family represents an additional 16.9% of the invested capital.

     During the third quarter of fiscal year 2001, the Company formed a limited partnership and raised funds through a private offering to purchase the assets of a restaurant in West Miami, Florida and renovate the same for operation under the "Flanigan's Seafood Bar abd Grill" servicemark. The restaurant opened for business on October 11, 2001. The Company acts as general partner of the limited partnership and is also a 25% limited partner. The limited partnership interest of all officers and directors represents 14% of the total of the invested capital. The limited partnership interest of the Chairman's family represents an additional 16.5% of the invested capital.

     During the fourth quarter of fiscal year 2001, the Company formed a limited partnership with the Company as general partner, and entered into a sublease agreement to own and operate an existing restaurant in Weston, Florida. The Company plans to raise funds through the limited partnership to renovate the business premises for operation as a "Flanigan's Seafood Bar and Grill " restaurant. The Company will act as general partner and will also be up to a 40% limited partner. Other related parties, including but not limited to officers and directors of the Company and their families, are also expected to be limited partners. The funds will not be raised, nor will renovations begin until the sublessor has resolved several zoning and related matters and it is currently impossible to determine when the funds will be raised and renovations will begin.

     See footnotes (3) and (5) to the Compensation Table for a discussion of an Employment Agreement between the Company and its Chairman of the Board.

     Each of the above transactions was reviewed by the Board of Directors at the time made and were, in the opinion of management and the Board, entered into on terms which were no less favorable to the Company than could be obtained in similar transactions with disinterested third parties.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of January 14, 2002, the names of persons who own of record, or are known by the Company to own beneficially, more than 5 percent of its common stock, and the beneficial ownership of all such stock as of that date by all officers and directors as a group. See footnotes (3), (4) and (5) to the Compensation Table for a discussion of stock options granted to Mr. Flanigan.

                                         Number of
Name of Beneficial Owner                   Shares                     Percentage
------------------------                   ------                     --------
Fidelity Investments                      181,400                        9.1

Joseph G. Flanigan                        481,269                       24.1

Jeffrey D. Kastner                        427,500                       21.4

James G. Flanigan                         139,700                        7.0

All Officers and Directors
As a Group (nine in number)               947,975                       47.5


                                   AUDIT FEES

In the year ended September 29, 2001, we paid Rachlin Cohen & Holtz LLP $47,000 in connection with the preparation of its annual audit and $11,000 for the quarterly reviews of our filings on Form 10-QSB.

           FINANCIAL DEFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

Rachlin Cohen & Holtz LLP did not perform any services or bill any fees for direct or indirect operation and/or supervision of the operation of our information systems, management of our local area network, and/or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that are significant to our financial statements taken as a whole for the year ended September 29, 2001.

                                 ALL OTHER FEES

In the year ended September 29, 2001, we paid Rachlin Cohen & Holtz LLP an aggregate of $2,000 for review of our income tax returns.

The Audit Committee has considered whether the provision of services by Rachlin Cohen & Holtz LLP, other than services rendered in connection with auditing our annual financial statements and reviewing our interim financial statements, and determined that the provisions of these services is compatible with maintaining the independence of Rachlin Cohen & Holtz LLP.


                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     The rules and regulations of the Securities and Exchange Commission afford stockholders the right to submit proposals to the Company which the Company must then include in its proxy materials and which will be voted on by stockholders at the Annual Meeting next ensuing. Under these regulations any stockholder desiring to submit a proposal to be voted on at the 2003 Annual Meeting of the Company must deliver the proposal to the Company no later than September 23, 2002.

                                  OTHER MATTERS

     As of the date of this proxy statement, the management does not intend to present, and has not been informed that any other person intends to present, any matters for action at the meeting other than those specifically referred to herein. If, however, any other matters are properly presented at the meeting it is the intention of the persons named in the proxies to vote the shares of stock represented thereby in accordance with their best judgment on such matters.


                       BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Edward A. Doxey
                                 -------------------
                                 Edward A. Doxey
                                    Secretary


January 22, 2002

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                                 REVOCABLE PROXY
                          FLANIGAN'S ENTERPRISES, INC.

             Proxy Solicited on Behalf of the Board of Directors of
                the Company for Annual Meeting February 22, 2002

     The undersigned hereby constitutes and appoints Jeffrey D. Kastner and Edward A. Doxey, jointly and severely as his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Flanigan's Enterprises, Inc. to be held at the Company's executive offices, 5059 N.E. 18th Avenue, Ft. Lauderdale, FL 33334 on Friday, February 22, 2002 at 10:00 A.M. and at any adjournments thereof on all matters coming before said meeting.

                   Please sign exactly as name appears below.



                                           -------------------------------------
  Please be sure to sign and date          Date
    this Proxy in the box below.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Stockholder sign above            Co-holder (if any) sign above



                                                With-         For All
 1.  ELECTION OF DIRECTORS.         For         hold          Except
                                    [_]         [_]             [_}

     Nominees:

     William Patton, Germaine Bell, Patrick Flanigan

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------


2. In their discretion, upon other matters as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal one.

     When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.




 => Detach above card, sign, date and mail in postage paid envelope provided. =>



                          FLANIGAN'S ENTERPRISES, INC.

--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY




IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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